UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004



                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction        (IRS Employer       (Commission File Number)
    of Incorporation)             Identification No.)



1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code: (847) 444-3200



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          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On November 9, 2004, Cosi, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 27, 2004. A copy of the press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

      On November 10, 2004, the Company hosted a teleconference and webcast to discuss its third quarter results. The text of the slides to which management referred during the presentation is attached hereto as Exhibit 99.2.

Item 9.01 (c). Exhibits.

      99.1 Press Release of Cosi, Inc., dated November 9, 2004.

      99.2 Slides from teleconference held on November 10, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date: November 10, 2004


                                      /s/ Kevin Armstrong
                                   ---------------------------------------------
                                   Name:  Kevin Armstrong
                                   Title: Chief Executive Officer and President

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
 -----------  ----------------------------------------------    --------------

     99.1     Press Release of Cosi, Inc., dated November 9,          E
              2004.

     99.2     Slides from teleconference held on November             E
              10, 2004.